CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Financial Statement information is based on the historical financial statements of CURO Group Holdings Corp., ("Company"), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of Curo Transatlantic Limited ("CTL") and SRC Transatlantic Limited (collectively with CTL, “the U.K. Subsidiaries”) entry into administration and deconsolidation effective February 25, 2019.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2018, 2017 and 2016 assume that the entrance into administration occurred at the beginning of the period presented. The unaudited pro forma Condensed Consolidated Balance Sheet as of December 31, 2018 is presented as if the U.K. Subsidiaries entered into administration as of December 31, 2018.

The Unaudited Pro Forma Condensed Consolidated Financial Statement information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The Unaudited Pro Forma Condensed Consolidated Financial Statement information is not necessarily indicative of the financial position of results of operations that might have occurred had the distribution occurred as of the dates stated above. The pro forma adjustments are described in the notes below.

The Unaudited Pro Forma Condensed Consolidated Financial Statement information should be read in conjunction with the Financial Statements and Notes and related Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 18, 2019.

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2018

		Pro Forma Adjustments for U.K. Segment (c)		Unaudited Pro Forma Condensed Consolidated Balance Sheet
(in thousands, except per share data)	Historical
ASSETS
Cash	$71,034	$9,859		$61,175
Restricted cash	28,823	3,384		25,439
Gross loans receivable	596,787	25,256		571,531
Less: allowance for loan losses	(79,384)	(5,395)		(73,989)
Loans receivable, net	517,403	19,861		497,542
Deferred income taxes	1,534	—		1,534
Income taxes receivable	16,741	—		16,741
Prepaid expenses and other	45,070	1,482		43,588
Property and equipment, net	76,750	—		76,750
Goodwill	119,281	—		119,281
Other intangibles, net of accumulated amortization	29,784	—		29,784
Other	13,197	267		12,930
Total Assets	$919,617	$34,853		$884,764
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities	$57,282	$8,136		$49,146
Deferred revenue	9,663	180		9,483
Income taxes payable	1,579	—		1,579
Accrued interest	20,899	(5)		20,904
Liability for losses on CSO lender-owned consumer loans	12,007	—		12,007
Deferred rent	11,000	149		10,851
Long-term debt	804,140	—		804,140
Subordinated stockholder debt	2,196	—		2,196
Other long-term liabilities	6,222	422		5,800
Deferred tax liabilities	13,730	—		13,730
Total Liabilities	938,718	8,882		929,836
Commitments and contingencies
Stockholders' Equity
Preferred stock - $0.001 par value, 25,000,000 shares authorized; no shares were issued at either period end	—	—		—
Class A common stock - $0.001 par value; 225,000,000 shares authorized; 46,412,231 and 44,561,419 issued and outstanding as of December 31, 2018 and 2017, respectively)	9	—		9
Paid-in capital	60,015	—		60,015
(Accumulated deficit) retained earnings	(18,065)	38,998	(d)	(57,063)
Accumulated other comprehensive loss	(61,060)	(13,027)	(d)	(48,033)
Total Stockholders' Equity (Deficit)	(19,101)	25,971		(45,072)
Total Liabilities and Stockholders' Equity	$919,617	$34,853		$884,764

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share data)	Historical
Revenue	$1,094,311	$49,238	(a)	$1,045,073
Provision for losses	443,232	21,632	(b)	421,600
Net revenue	651,079	27,606		623,473

Cost of providing services
Advertising	68,333	8,970	(b)	59,363
Non-advertising costs of providing services	241,849	3,209	(b)	238,640
Total cost of providing services	310,182	12,179		298,003
Gross margin	340,897	15,427		325,470

Operating (income) expense
Corporate, district and other	164,040	31,639	(b)	132,401
Interest expense (income)	84,356	(26)	(b)	84,382
Loss on extinguishment of debt	90,569	—		90,569
Goodwill impairment costs	22,496	22,496	(e)	—
Total operating expense	361,461	54,109		307,352
Net (loss) income before income taxes	(20,564)	(38,682)		18,118
Provision for income taxes	1,489	(587)		2,076
Net (loss) income	$(22,053)	$(38,095)		$16,042

Weighted average common shares outstanding:
Basic	45,815			45,815
Diluted	45,815			47,965
Net (loss) income per common share:
Basic (loss) earnings per share	$(0.48)			$0.35
Diluted (loss) earnings per share	$(0.48)			$0.33

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share data)	Historical
Revenue	$963,633	$39,496	(a)	$924,137
Provision for losses	326,226	13,660	(b)	312,566
Net revenue	637,407	25,836		611,571

Cost of providing services
Advertising	52,058	5,495	(b)	46,563
Non-advertising costs of providing services	236,112	6,269	(b)	229,843
Total cost of providing services	288,170	11,764		276,406
Gross margin	349,237	14,072		335,165

Operating (income) expense
Corporate, district and other	154,973	17,218	(b)	137,755
Interest expense (income)	82,684	(12)	(b)	82,696
Loss on extinguishment of debt	12,458	—		12,458
Restructuring costs	7,393	7,393	(f)	—
Total operating expense	257,508	24,599		232,909
Net income (loss) before income taxes	91,729	(10,527)		102,256
Provision for income taxes	42,576	—		42,576
Net income (loss)	$49,153	$(10,527)		$59,680

Weighted average common shares outstanding:
Basic	38,351			38,351
Diluted	39,277			39,277
Net income per common share:
Basic earnings per share	$1.28			$1.56
Diluted earnings per share	$1.25			$1.52

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

		Pro Forma Adjustments for U.K. Segment		Unaudited Pro Forma Condensed Consolidated Statement of Operations
(in thousands, except per share data)	Historical
Revenue	$828,596	$33,720	(a)	$794,876
Provision for losses	258,289	10,624	(b)	247,665
Net revenue	570,307	23,096		547,211

Cost of providing services
Advertising	43,921	4,886	(b)	39,035
Non-advertising costs of providing services	233,130	7,921	(b)	225,209
Total cost of providing services	277,051	12,807		264,244
Gross margin	293,256	10,289		282,967

Operating (income) expense
Corporate, district and other	124,274	18,561	(b)	105,713
Interest expense (income)	64,334	(27)	(b)	64,361
Gain on extinguishment of debt	(6,991)	—		(6,991)
Restructuring costs	3,618	994	(b)	2,624
Total operating expense	185,235	19,528		165,707
Net income (loss) before income taxes	108,021	(9,239)		117,260
Provision (loss) for income taxes	42,577	(140)	(b)	42,717
Net income (loss)	$65,444	$(9,099)		$74,543

Weighted average common shares outstanding:
Basic	37,908			37,908
Diluted	38,803			38,803
Net income per common share:
Basic earnings per share	$1.73			$1.97
Diluted earnings per share	$1.69			$1.92

CURO GROUP HOLDINGS CORP. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation

The accompanying unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the pro forma adjustments necessary to reflect the U.K. Segment's entry into administration as if it occurred at the beginning of the period presented in the Pro Forma Statement of Operations for years ended December 31, 2018, 2017 and 2016 and as of December 31, 2018 in the Pro Forma Balance Sheet.

2. Pro Forma Adjustments

The unaudited Pro Forma Condensed Consolidated Statements of Operations and Balance Sheets reflect the effect of the following pro forma adjustments:

a.	Elimination of revenue historically reported by the U.K. Segment that would not have been recognized by the Company as a result of the entrance into administration.

b.
Reduction of activity as a result of the disposition of the U.K. Segment. For the indicated line items, all historical activity reported as part of the U.K. Segment has been eliminated. These pro forma adjustments do not eliminate costs within Corporate, district and other related to transition services to be provided subsequent to the disposition and certain other costs determined to be not direct to the U.K. Segment. Further, no adjustments have been made to reflect any potential reductions in corporate costs in response to this change in the Company as they are expected to be immaterial.

c.	The elimination of assets and liabilities associated with the U.K. Segment included in the Company's historical consolidated financial statements.

d.	Stockholders' equity was adjusted as a result of adjustments noted above.

e.	For the year ending 2018, Goodwill impairment charge was reduced for impairment taken in the U.K., the only segment to report a charge.

f.	For the year ending 2017, Restructuring was reduced for activity in the U.K., the only segment to report a restructuring charge.